Exhibit 10(ii)
                       AMENDMENT NO. TWO
                             TO THE
                         FAMILY DOLLAR
         EMPLOYEE SAVINGS AND RETIREMENT PLAN AND TRUST
                   AMENDED AND RESTATED AS OF
                        JANUARY 1, 1987

     THIS AMENDMENT, made and executed as of January 15, 1998, by and among Family Dollar Stores, Inc. and Family Dollar, Inc., for themselves and their related corporations and other entities which have joined or will join as participating employers under this Plan as identified on Appendix A to the Plan (collectively, the "Employer"); and George R. Mahoney, Jr.,
C. Martin Sowers and R. James Kelly (collectively, the
"Trustee");

                          WITNESSETH;

     A.   Family Dollar Stores, Inc. previously adopted the
Family Dollar Employee Savings and Retirement Plan and Trust (the "Plan") for the benefit of eligible employees and has reserved the right to amend the same from time to time.

     B. Family Dollar Stores, Inc. desires to amend the Plan in the manner hereinafter set forth in connection with a corporate reorganization.

     THEREFORE, the Plan is amended as follows:

     1.   Effective as of January 1, 1998, Section 2.1(27) of the
Plan shall be amended to read as follows:

                "(27) EMPLOYER: Family Dollar Stores, Inc., a corporation organized and existing under the laws of the State of Delaware, and Family Dollar, Inc., a corporation organized and existing under the laws of the State of North Carolina, or their successor or successors that assume Plan liabilities pursuant to Article 12, and any related corporation or entity which adopts this Plan with the consent of the Parent Company.
          Adopting employers are listed on Appendix A.
          Appendix A may be updated from time to time by an authorized officer of the Parent Company."


     2.   Effective as of January 1, 1998, Section 2.1(52) of the
Plan shall be amended to read as follows:

               "(52) PARENT COMPANY:  Family Dollar Stores,
          Inc., a corporation organized and existing under the laws of the State of Delaware, and Family Dollar, Inc., a corporation organized and existing under the laws of the State of North Carolina, or their successor or successors."

     3. Effective as of January 15, 1998, Section 2.1(72) of the Plan shall be amended to read as follows:

               "(72) TRUSTEE: The corporation or individuals appointed by the Board of Directors to administer the Trust. For purposes of this Agreement, effective as of January 15, 1998, the Trustees shall be George R. Mahoney, Jr., C. Martin Sowers and R. James Kelly."


     IN WITNESS WHEREOF, Family Dollar Stores, Inc. and Family
Dollar, Inc., for themselves and all other Employers listed on Appendix A, and the Trustee have caused the Amendment to be properly executed as of January 15, 1998.


                              FAMILY DOLLAR STORES, INC.,
(Corporate Seal)
                                      C. MARTIN SOWERS
                              By:     C. MARTIN SOWERS
                              Title:  Senior Vice President-
                                      Finance
Attest:
        JANICE B. BURRIS
By:     JANICE B. BURRIS
Title:  Assistant Secretary


                              FAMILY DOLLAR, INC.,
(Corporate Seal)
                                      C. MARTIN SOWERS
                              By:     C. MARTIN SOWERS
                              Title:  Senior Vice President-
                                      Finance
Attest:
        JANICE B. BURRIS
By:     JANICE B. BURRIS
Title:  Assistant Secretary



                              GEORGE R. MAHONEY, JR.  (SEAL)
                              GEORGE R. MAHONEY, JR.
                              Trustee

                              C. MARTIN SOWERS        (SEAL)
                              C. MARTIN SOWERS
                              Trustee

                              R. JAMES KELLY          (SEAL)
                              R. JAMES KELLY
                              Trustee

                           APPENDIX A

             RELATED EMPLOYERS WHO HAVE ADOPTED THE
         FAMILY DOLLAR EMPLOYER SAVINGS AND RETIREMENT
                         PLAN AND TRUST
                     AS OF JANUARY 1, 1998


Family Dollar Stores of Indiana, L.P.
Family Dollar Stores of Kentucky, Ltd.
Family Dollar of Texas, L.P.
Family Dollar Stores of Alabama, Inc.
Family Dollar Stores of Arizona, Inc.
Family Dollar Stores of Arkansas, Inc.
Family Dollar Stores of California, Inc.
Family Dollar Stores of Colorado, Inc.
Family Dollar Stores of Connecticut, Inc.
Family Dollar Stores of Delaware, Inc.
Family Dollar Stores of D.C., Inc.
Family Dollar Stores of Florida, Inc.
Family Dollar Stores of Georgia, Inc.
Family Dollar Stores of Iowa, Inc.
Family Dollar Stores of Louisiana, Inc.
Family Dollar Stores of Maryland, Inc.
Family Dollar Stores of Massachusetts, Inc.
Family Dollar Stores of Michigan, Inc.
Family Dollar Stores of Mississippi, Inc.
Family Dollar Stores of Missouri, Inc.
Family Dollar Stores of Nevada, Inc.
Family Dollar Stores of New Jersey, Inc.
Family Dollar Stores of New Mexico, Inc.
Family Dollar Stores of New York, Inc.
Family Dollar Stores of North Carolina, Inc.
Family Dollar Stores of North Dakota, Inc.
Family Dollar Stores of Ohio, Inc,.
Family Dollar Stores of Oklahoma, Inc.
Family Dollar Stores of Pennsylvania, Inc.
Family Dollar Stores of Rhode Island, Inc.
Family Dollar Stores of South Carolina, Inc.
Family Dollar Stores of South Dakota, Inc.
Family Dollar Stores of Tennessee, Inc.
Family Dollar Stores of Vermont, Inc.
Family Dollar Stores of Virginia, Inc.
Family Dollar Stores of West Virginia, Inc.
Family Dollar Stores of Wisconsin, Inc.
Family Dollar Stores of Wyoming, Inc.
Family Dollar Holdings, Inc.
Family Dollar Services, Inc.
Family Dollar Operations, Inc.
Family Dollar Trucking, Inc.
Family Dollar Marketing, Inc.